POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JULY 1, 2015 TO THE

PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares DWA Developed Markets Momentum Portfolio	PowerShares S&P 500® High Beta Portfolio
PowerShares DWA Emerging Markets Momentum Portfolio	PowerShares S&P 500® High Dividend Portfolio
PowerShares DWA SmallCap Momentum Portfolio	PowerShares S&P 500® Low Volatility Portfolio
PowerShares Emerging Markets Infrastructure Portfolio	PowerShares S&P Emerging Markets High Beta Portfolio
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	PowerShares S&P Emerging Markets Low Volatility Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	PowerShares S&P International Developed High Beta Portfolio
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	PowerShares S&P International Developed High Quality Portfolio
PowerShares FTSE RAFI Emerging Markets Portfolio	PowerShares S&P International Developed Low Volatility Portfolio
PowerShares Global Agriculture Portfolio	PowerShares S&P MidCap Low Volatility Portfolio
PowerShares Global Clean Energy Portfolio	PowerShares S&P SmallCap Consumer Discretionary Portfolio
PowerShares Global Gold and Precious Metals Portfolio	PowerShares S&P SmallCap Consumer Staples Portfolio
PowerShares Global Water Portfolio	PowerShares S&P SmallCap Energy Portfolio
PowerShares International BuyBack AchieversTM Portfolio	PowerShares S&P SmallCap Financials Portfolio
PowerShares KBW Bank Portfolio	PowerShares S&P SmallCap Health Care Portfolio
PowerShares KBW Capital Markets Portfolio	PowerShares S&P SmallCap Industrials Portfolio
PowerShares KBW High Dividend Yield Financial Portfolio	PowerShares S&P SmallCap Information Technology Portfolio
PowerShares KBW Insurance Portfolio	PowerShares S&P SmallCap Low Volatility Portfolio
PowerShares KBW Premium Yield Equity REIT Portfolio	PowerShares S&P SmallCap Materials Portfolio
PowerShares KBW Property & Casualty Insurance Portfolio	PowerShares S&P SmallCap Utilities Portfolio
PowerShares KBW Regional Banking Portfolio

The S&P BMI Emerging Markets High Beta Index, the underlying index of PowerShares S&P Emerging Markets High Beta Portfolio (the “Fund”), measures the performance of stocks of companies from many different countries classified as “emerging market countries,” including Greece.

The following therefore supplements the Prospectus as it relates to PowerShares S&P Emerging Markets High Beta Portfolio:

Due to recent political and economic events in Greece, the Greek government has closed banks, credit institutions and local exchanges until at least July 6, 2015, and has imposed certain capital controls. The outcome of the current situation cannot be predicted at this time. The impact of these actions is not clear, but could be significant and may adversely affect the currency and financial markets, including the values of the Fund’s investments in Greek securities.

Greece’s ability to repay its sovereign debt is in question, and therefore there exists the possibility of default, which could seriously reduce the economic performance of Greece and pose risks for the country’s economy. There also is the possibility that Greece may exit the European Monetary Union or the Eurozone, and the economic consequences of these actions could be severe and far reaching for Greece, its trading partners and banks, and others around the world that hold Greek debt or other securities.

It is possible that, in response to these events, the Fund’s index provider may remove certain Greek or other securities from the underlying index. Were such an event to occur, the Fund anticipates that, to the extent possible, it will rebalance its portfolio to bring it in line with its underlying index. Such rebalancing may result in transaction costs and increased tracking error; moreover, capital controls may restrict the Fund’s ability to sell Greek securities during a rebalance. Closure of Greek banks, credit institutions and local exchanges could limit or delay the Fund’s ability to rebalance in such circumstances.

Beyond disruption of securities markets in the short-term, such events, coupled with other recent geopolitical events in the European Union (“EU”), may adversely affect global economies and markets generally and over longer periods. Those events, as well as other changes in Eurozone economic and political conditions, could adversely affect individual issuers or related groups of issuers, all of which could affect the value of the Fund’s investments in Greek companies or those located in other EU member countries.

Please Retain This Supplement for Future Reference.

P-PS-PRO-EQI SUP-4 070115